Exhibit 10.19
LENNAR CORPORATION
2013 TARGET BONUS OPPORTUNITY
CHIEF EXECUTIVE OFFICER

NAME	TARGET AWARD OPPORTUNITY [1]
Stuart Miller	2.0% of Lennar Corporation Pretax Income [2]
[1] The 2013 Target Bonus Opportunity program, under the 2012 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the CEO. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.
[2] Per our 2012 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, and impairment charges, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.
PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

Your participation in this 2013 Target Bonus Opportunity program shall not constitute a contract of employment or for wages between you and the Company or otherwise entitle you to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.
I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.
The Company and associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ STUART A. MILLER	/S/ STEVEN L. GERARD
1/22/2013
Stuart Miller Chief Executive Officer Lennar Corporation	Steven Gerard Chairman, Compensation Committee Lennar Corporation

LENNAR CORPORATION
2013 TARGET BONUS OPPORTUNITY
PRESIDENT

NAME	TARGET AWARD OPPORTUNITY [1]
Rick Beckwitt	1.5% of Lennar Corporation Pretax Income [2]
[1] The 2013 Target Bonus Opportunity program, under the 2012 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.
[2] Per our 2012 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, and impairment charges, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.
PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

Your participation in this 2013 Target Bonus Opportunity program shall not constitute a contract of employment or for wages between you and the Company or otherwise entitle you to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.
I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.
The Company and associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ RICK BECKWITT	/S/ STUART A. MILLER
1/22/2013	1/22/2013
Rick Beckwitt President Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation

LENNAR CORPORATION
2013 TARGET BONUS OPPORTUNITY
CHIEF OPERATING OFFICER

NAME	TARGET AWARD OPPORTUNITY [1]
Jon Jaffe	1.5% of Lennar Corporation Pretax Income [2]
[1] The 2013 Target Bonus Opportunity program, under the 2012 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.
[2] Per our 2012 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, and impairment charges, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.
PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

Your participation in this 2013 Target Bonus Opportunity program shall not constitute a contract of employment or for wages between you and the Company or otherwise entitle you to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.
I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.
The Company and associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ JON JAFFE	/S/ STUART A. MILLER
1/25/2013	1/22/2013
Jon Jaffe Chief Operating Officer Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation

LENNAR CORPORATION
2013 TARGET BONUS OPPORTUNITY
SR. CORPORATE MANAGEMENTASSOCIATES

NAME	DEPARTMENT	TARGET AWARD OPPORTUNITY [1]
Bruce Gross	Executive	150% of base salary (Adjusted pro-rata between Pretax Income achievement of 0% to 150% of Business Plan)[2]
The following are measured to determine % of target paid out:

	PERCENT	PERFORMANCE LEVELS/
PERFORMANCE CRITERIA	OF	TARGET BONUS OPPORTUNITY
(see definitions section for more detail)	TARGET AWARD	THRESHOLD	% OF TARGET
Individual Performance — Based on annual Performance Appraisal review and current 5-point scale; determined at the end of the fiscal year by current supervisor.	60%	Good	20%
		Very Good	40%
		Excellent	60%
Corporate Governance, Company Policy and Procedure Adherence, and Internal Audit Evaluation — As determined by the Corporate Governance Committee	40%	Good	10%
		Very Good	25%
		Excellent	40%
LFS Pretax Income	50%	> $85M	50%
		> $77M	40%
		> $62M	30%
		> $47M	20%
		< $47M	0%
TOTAL	150%
[1] The 2013 Target Bonus Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the associate’s performance to others in the program, economic or market considerations, etc.
[2] % of Target earned will be adjusted pro-rata from 0% up to 150% of Target (i.e. 50% Business Plan Achievement would result in 50% of Target Earned, 150% Business Plan Achievement would result in 150% of Target Earned, etc.). Per our 2012 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, and impairment charges, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.
PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

Your participation in this 2013 Target Bonus Opportunity shall not constitute a contract of employment or for wages between you and the Company or otherwise entitle you to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.
I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.
The Company and associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ BRUCE GROSS	/S/ STUART A. MILLER
2/1/2013
Bruce Gross Chief Financial Officer Lennar Corporation	Stuart Miller Chief Executive Officer Lennar Corporation

LENNAR CORPORATION
2013 TARGET BONUS OPPORTUNITY
SR. CORPORATE MANAGEMENTASSOCIATES

NAME	DEPARTMENT	TARGET AWARD OPPORTUNITY [1]
Mark Sustana	Legal	100% of base salary (Adjusted pro-rata between Pretax Income achievement of 0% to 150% of Business Plan)[2]
The following are measured to determine % of target paid out:

	PERCENT	PERFORMANCE LEVELS/
PERFORMANCE CRITERIA	OF	TARGET BONUS OPPORTUNITY
(see definitions section for more detail)	TARGET AWARD	THRESHOLD	% OF TARGET
Individual Performance — Based on annual Performance Appraisal review and current 5-point scale; determined at the end of the fiscal year by current supervisor.	60%	Good	20%
		Very Good	40%
		Excellent	60%
Corporate Governance, Company Policy and Procedure Adherence, and Internal Audit Evaluation — As determined by the Corporate Governance Committee	40%	Good	10%
		Very Good	25%
		Excellent	40%
TOTAL [1]	100%
[1] The 2013 Target Bonus Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the associate’s performance to others in the program, economic or market considerations, etc.
[2] % of Target earned will be adjusted pro-rata from 0% up to 150% of Target (i.e. 50% Business Plan Achievement would result in 50% of Target Earned, 150% Business Plan Achievement would result in 150% of Target Earned, etc.). Per our 2012 Incentive Compensation Plan (the “Plan”), Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, and impairment charges, in accordance with the Plan. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.
PAYMENTS

•
The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•
100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

Your participation in this 2013 Target Bonus Opportunity shall not constitute a contract of employment or for wages between you and the Company or otherwise entitle you to remain in the employ of the Company. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.
I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.
The Company and associate acknowledge and agree that bonuses are not automatic, but are awarded for excellent individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding.

/S/ MARK SUSTANA	/S/ BRUCE GROSS
1/22/2013
Mark Sustana General Counsel Lennar Corporation	Bruce Gross Vice President & Chief Financial Officer Lennar Corporation